SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2004

NEW JERSEY RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey
(Address of principal executive offices)		07719 (Zip Code)

(732) 938-1480

(Registrant’s telephone number, including area code)

Item 7.   Financial Statements and Exhibits

(a)	None.
(b)	None.
(c)	Exhibits:

Exhibit 99.01:   Press Release dated January 28, 2004

Item 12,   Results of Operations and Financial Condition

On January 28, 2004, the Registrant issued a press release regarding its first quarter fiscal 2004 results. The Registrant is filing this press release as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: January 28, 2004	By:	/s/Glenn C. Lockwood
Glenn C. Lockwood Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.01:	Press Release Entitled: NEW JERSEY RESOURCES ANNOUNCES IMPROVED FISCAL 2004 FIRST-QUARTER EARNINGS